SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

Illumina, Inc.

(Exact name of registrant as specified in its charter)

000-30361

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0804655 (I.R.S. Employer Identification No.)

9885 Towne Centre Drive, San Diego, CA 92121
(Address of principal executive offices, with zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated July 17, 2003 announcing Illumina Inc.’s financial results for the quarter ended June 29, 2003.

Item 9. Regulation FD Disclosure.

     On July 17, 2003, Illumina, Inc. issued a press release announcing financial results for the quarter and six months ended June 29, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216. This information and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date: July 18, 2003	By:	/s/ TIMOTHY M. KISH

Timothy M. Kish Chief Financial Officer